Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Quarterly Report on Form 10-Q for the period ended October 1, 2011 (the “Report”), I, Raymond Sadowski, Chief Financial Officer of Avnet, Inc., (the “Company”) hereby certify that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: October 28, 2011

/s/ RAYMOND SADOWSKI
Raymond Sadowski
Chief Financial Officer